JPMorgan Funds - Trust I
Rule 10f-3 Transactions
For the period from September 1, 2010 to February 28, 2011

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Emerging Markets Debt Fund
Trade Date 09/10/10
Issuer JBS Finance II Limited (8.250% January 29, 2018 144A)
Cusip 46611CAA
Bonds 730,000
Offering Price $102.051
Spread 0.35%
Cost $744,972
Dealer Executing Trade Santander
% of Offering  purchased by firm 0.37%
Syndicate Members JPMorgan, Santander Investment Securities
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 09/14/10
Issuer Celulosa Arauco y Constitucion S.A. (CELARA 5.00% January 21,
2021 144A)
Cusip 151191AR
Bonds 845,000
Offering Price $99.093
Spread 0.24%
Cost $837,336
Dealer Executing Trade Santander
% of Offering  purchased by firm 0.21%
Syndicate Members Banco Santander, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/10/10
Issuer Exco Resources Inc. (XCO 7.50% September 15,2018)
Cusip 269279AD
Bonds 1,780,000
Offering Price $98.530
Spread 1.75%
Cost $1,753,834
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.60%
Syndicate Members Banc of America, BNP Paribas, JPMorgan, RBC Capital,
Wells Fargo, Barclays Capital, BMO Capital, Credit Agricole, Lloyds TSB,
RBS Securities, Scotia Capital, UBS Securities, Citigroup Global Markets,
Comerica Securities, Daiwa Capital, Deutsche Bank Securities, KeyBanc
Capital, Mitsubishi UFJ Securities, Natixis Bleichroeder, US Bancorp
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/13/10
Issuer BE Aerospace Inc. (BEAV 6.875% October 1, 2020)
Cusip 055381AR
Bonds 1,575,000
Offering Price $99.104
Spread 2.00%
Cost $1,560,888
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.15%
Syndicate Members Creditt Suisse Securities, JPMorgan, UBS Securities, RBS
Securities, SunTrust Robinson Humphery, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/13/10
Issuer Continental Resources (CLR 7.125% April 1, 2021 144A)
Cusip 212015AE
Bonds 785,000
Offering Price $100.00
Spread 1.75%
Cost $785,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.75%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, RBS Securities,
BBVA Securities, BNP Paribas, Mitsubishi UFJ Securities, Capital One
Southcoast, Llloyds TSB, TD Securities, UBS Securities, US Bancorp
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/13/10
Issuer Inergy LP/Inergy Finance (NRGY 7.00% October 1, 2018 144A)
Cusip 45661TAJ
Bonds 2,620,000
Offering Price $100.00
Spread 2.00%
Cost $2,620,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.97%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Credit
Suisse, JPMorgan, Wells Fargo, Citigroup Global Markets, Morgan Stanley,
SunTrust Robinson Humphrey
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/14/10
Issuer Huntsman International LLC (HUN 8.625% March 15, 2021 144A)
Cusip 44701QAW
Bonds 1,045,000
Offering Price $100.00
Spread 2.00%
Cost $1,045,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.35%
Syndicate Members Goldman Sachs, Bank of America Merrill Lynch, Barclays
Capital, Citigroup Global Markets, Credit Suisse, HSBC Securities, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/15/10
Issuer Graphic Packaging International, Inc. (GPK 7.875% October 1,
2018)
Cusip 38869PAH
Bonds 1,285,000
Offering Price $100.00
Spread 1.75%
Cost $1,285,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 5.08%
Syndicate Members Banc of America Securities, Deutsche Bank, Goldman Sachs,
JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/16/10
Issuer FTI Consulting Inc. (FCN 6.75% October 1, 2020 144A)
Cusip 302941AH
Bonds 2,085,000
Offering Price $100.00
Spread 2.20%
Cost $2,085,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 4.01%
Syndicate Members Bank Of America Merrill Lynch, Goldman Sachs, JPMorgan,
Deutsche Bank Securities, Comerica Bank, HSBC Securities, KKR Capital, PNC
Capital, RBS Securities, Santander Investments, SunTrust Robinson Humphrey,
Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/16/10
Issuer Intelsat Jackson Holdings S.A. (INTEL 7.25% October 15, 2020
144A)
Cusip 45824TAA
Bonds 2,785,000
Offering Price $100.00
Spread 1.38%
Cost $2,785,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.61%
Syndicate Members Barclays Capital, Credit Suisse, Deutsche Bank
Securities, Morgan Stanley, Bank of Americal Merrill Lynch, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/20/10
Issuer ABI Escrow Corporation (ABH 10.25% October 15, 2018 144A)
Cusip 00339KAA
Bonds 9,600,000
Offering Price $100.00
Spread 2.25%
Cost $9,600,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.49%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, BMO
Capital Markets, CIBC World Markets, Scotia Capital
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/20/10
Issuer CCO Holdings LLC/Capital Corporation (CHTR 7.25% October 30,
2017 144A)
Cusip 1248EPAR
Bonds 2,140,000
Offering Price $100.00
Spread 1.64%
Cost $2,140,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.72%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
Credit Suisse, Deutsche Bank, UBS Securities, Credit Agricole, Goldman
Sachs, JPMorgan, Maorgan Stanley, RBC Capital, USB Capital
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/21/10
Issuer Sinclair Television Group, Inc. (SBGI 8.375% October 15, 2018
144A)
Cusip 829259AD
Bonds 435,000
Offering Price $98.567
Spread 1.75%
Cost $428,766
Dealer Executing Trade Citadel Securities
% of Offering  purchased by firm 1.60%
Syndicate Members Citadel Investments, JPMorgan, Wells Fargo, BNP Paribas,
UBS Investment Bank
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/21/10
Issuer Whitning Petroleum Corporation (WLL 6.50% October 1, 2018 )
Cusip 966387AF
Bonds 1,100,000
Offering Price $100.00
Spread 2.00%
Cost $1,100,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 2.61%
Syndicate Members Banc of America, JPMorgan, Wells Fargo, Barclays capital,
BBVA Securities, BNP Paribas, Bocs Inc, Comerica Securities, Credit
Agricole, KeyBanc Capital, Lloyds TSB, Mitsubishi UFJ Securities, Morgan
Stanley, Raymond James, RBC Capital, Scotia Capital, SunTrust Robinson
Humphrey, US Bancorp
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/28/10
Issuer HealthSouth Corp (HLS 7.25% October 1, 2018)
Cusip 421924BH
Bonds 1,875,000
Offering Price $100.00
Spread 2.00%
Cost $1,875,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.42%
Syndicate Members Banc of America, Barclays Capital, Citigroup Global
Markets, Goldman Sachs, Morgan Stanley, JPMorgan, RBC Capital, SunTrust
Robinson Humphrey, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/28/10
Issuer HealthSouth Corp (HLS 7.75% September 15, 2022)
Cusip 421924BJ
Bonds 1,875,000
Offering Price $100.00
Spread 2.00%
Cost $1,875,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.52%
Syndicate Members Banc of America, Barclays Capital, Citigroup Global
Markets, Goldman Sachs, Morgan Stanley, JPMorgan, RBC Capital, SunTrust
Robinson Humphrey, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/30/10
Issuer Ardagh Packaging Finance (ARGID 7.375% October 15, 2017 144A)
Cusip 039686AA
Bonds 1,160,000
Offering Price $100.00
Spread 2.00%
Cost $1,160,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.56%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 09/30/10
Issuer Ardagh Packaging Finance (ARGID 9.125% October 15, 2020 144A)
Cusip 039686AB
Bonds 1,480,000
Offering Price $100.00
Spread 2.25%
Cost $1,480,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.38%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan
Fund JPMorgan Total Return Fund
Trade Date 09/07/10
Issuer Health Care REIT Inc. (HCN 4.70% September 15, 2017)
Cusip 42217KAT
Bonds 625,000
Offering Price $99.710
Spread 0.63%
Cost $623,188
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 1.34%
Syndicate Members Barclays Capital, JPMorgan, UBS Securities, Comerica,
Fifth Third Bank, PNC Capital Markets, RBS Securities
Fund JPMorgan Total Return Fund
Trade Date 09/16/10
Issuer Weatherford International Ltd. (WFT 6.75% September 15, 2040)
Cusip 94707VAB
Bonds 550,000
Offering Price $99.594
Spread 0.88%
Cost $547,767
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.10%
Syndicate Members Deutsche Bank Securities, JPMorgan, Morgan Stanley, UBS
Securities
Fund JPMorgan Total Return Fund
Trade Date 09/24/10
Issuer Fannie Mae (FNMA 1.625% October 26, 2015)
Cusip 31398A4M
Bonds 7,835,000
Offering Price $99.555
Spread 0.10%
Cost $7,800,134
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.83%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche
Bank, Bank of America Merrill Lynch, CastleOak Securities, FTN Financial,
Goldman Sachs, JPMorgan, UBS Securities
Fund JPMorgan Total Return Fund
Trade Date 09/27/10
Issuer NBC Universal (NBCUNI 4.375% April 1, 2021 144A)
Cusip 62875UAH
Bonds 1,065,000
Offering Price $99.975
Spread 0.45%
Cost $1,064,734
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.63%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
Goldman Sachs, JPMorgan, Morgan Stanley, Bank of Tokyo, Barclays Capital,
Blaylock & Co, BNP Paribas, CastleOak Securities, Credit Suisse, Deutsche
Bank Securities, Loop Capital, Ramirez & Co, UBS Securities, Wells Fargo,
Williams Capital
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 10/20/10
Issuer SCF Capital Limited (SCFRU 5.375% Octoer 27, 2017 144A)
Cusip 78403LAA
Bonds 1,920,000
Offering Price $100.00
Spread 0.20%
Cost $1,920,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.27%
Syndicate Members Deutsche Bank Securities, JPMorgan, VTB Capital
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 11/9/10
Issuer Time Warner Cable (TWC 4.00% February 15, 2021)
Cusip 88732JAX
Bonds 500,000
Offering Price $99.37
Spread 0.45%
Cost $496,845
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 1.50%
Syndicate Members BNP Paribas, Citigroup Global Markets, Bank America
Merrill Lynch, Mizuho Securities, Morgan Stanley, RBS Securities, Barclays
Capital, Credit Agricole, Credit Suisse, Deutsche Bank Securities, Goldman
Sachs, JPMorgan, Mitsubishi UFJ Securities, RBC Capital, SMBC Nikko Capital
Markets, UBS Securities, US Bancorp, Wells Farg
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 11/4/10
Issuer Missouri State (5.000%, July 1, 2022)
Cusip 60636PP4
Bonds 3,645,000
Offering Price $117.54
Spread 0.50%
Cost $4,284,151
Dealer Executing Trade Wachovia Corporation
% of Offering  purchased by firm 5.53%
Syndicate Members Wells Fargo Wachovia, BOA Merrill, Baum Oppenheimer, Rice
Siebert Brandford Shank, JPMorgan, Piper Jaffray
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 11/4/10
Issuer Missouri State (5.000%, July 1, 2024)
Cusip 60636PP6
Bonds 3,740,000
Offering Price $115.27
Spread 0.50%
Cost $4,311,023
Dealer Executing Trade Wachovia Corporation
% of Offering  purchased by firm 5.67%
Syndicate Members Wells Fargo Wachovia, BOA Merrill, Baum Oppenheimer, Rice
Siebert Brandford Shank, JPMorgan, Piper Jaffray
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 11/19/10
Issuer Texas Public Finance (5.000%, July 1, 2015)
Cusip 882756R5
Bonds 6,000,000
Offering Price $112.78
Spread 0.63%
Cost $9,022,640
Dealer Executing Trade Merrill Lynch & Company
% of Offering  purchased by firm 0.72%
Syndicate Members BOA Merrill, Loop Capital, Morgan Keegan, JPMorgan,
Morgan Stanley, Raymond James, Jeffries, RBC, Goldman, Estrada, Siebert
Brandford Shank, Citigroup
Fund JPMorgan Managed Income Fund
Trade Date 10/20/10
Issuer Honda Auto Receivables 2010-3 Owner Trust A2(HAROT 2010-3 A2
0.53% January 21, 2013)
Cusip 43813BAB
Bonds 500,000
Offering Price $99.99074
Spread 0.24%
Cost $499,954
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 9.52%
Syndicate Members BNP Paribas, JPMorgan, Bank America Merrill Lynch, Crdit
Suisse Securities
Fund JPMorgan Managed Income Fund
Trade Date 10/27/10
Issuer Volkswagen Auto Lease Trust 2010-A A2 (VWALT 2010-A A2 0.77%
January 22, 2013)
Cusip 92867EAB
Bonds 200,000
Offering Price $99.98998
Spread 0.20%
Cost $199,980
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.51%
Syndicate Members Barclays capital, Deutsche Bank, Bak America Merrill
Lynch, Citigroup Global Markets
Fund JPMorgan Managed Income Fund
Trade Date 11/17/10
Issuer Harley Davidson Motorcycle Owner Trust 2010-1 A2 (HDMOT 2010-1
A2 0.83% November 15, 2013)
Cusip 41283KAB
Bonds 100,000
Offering Price $99.99
Spread 0.19%
Cost $99,990
Dealer Executing Trade RBS Securities Inc.
% of Offering  purchased by firm 10.67%
Syndicate Members Citigroup Global Markets, Deutsche Bank, CastleOak
Securities, Loop Capital, RBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/1/10
Issuer SunGard Data Systems Inc. (SDSINC 7.375% November 15, 2018
144A)
Cusip 867363AP
Bonds 910,000
Offering Price $100.00
Spread 1.88%
Cost $910,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.24%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, Credit Suisse Securities, Deutsche Bank Securities, Goldman
Sachs & Co, JPMorgan, Morgan Stanley
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/4/10
Issuer Interline Brands Inc. (IBI 7.00% November 15, 2018 144A)
Cusip 45874QAA
Bonds 1,455,000
Offering Price $100.00
Spread 2.00%
Cost $1,455,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.84%
Syndicate Members Barclays Capital, JPMorgan, BB&T Capital Markets, Goldman
Sachs, Lazard Capital Markets, SunTrust Robinson Humphrey, US Bancorp
Investments
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/10/10
Issuer Berry Plastics Corporation (BERRY 9.75% January 15, 2021 144A)
Cusip 085790AV
Bonds 1,800,000
Offering Price $100.00
Spread 1.75%
Cost $1,800,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.41%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit
Suisse Securities, Goldman Sachs, Citigroup Global Markets, Deutsche bank
Securities, JPMorgan, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/10/10
Issuer HCA Holdings Inc. (HCA 7.75% May 15, 2021 144A)
Cusip 40412CAA
Bonds 4,165,000
Offering Price $100.00
Spread 1.50%
Cost $4,165,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.10%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, Credit Suisse, Deutsche Bank Securities, Goldman Sachs,
JPMorgan, Morgan Stanley, Wells Fargo, Credit Agricole, Fifth Third Bank,
Mizuho Securities, Morgan Keegan, RBC Capital Markets, RBS Securities, SMBC
Securities, SunTrust Robinson Humphrey
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/10/10
Issuer Polypore International, Inc. (PPO 7.50% November 15, 2017 144A)
Cusip 73179VAD
Bonds 175,000
Offering Price $100.00
Spread 2.00%
Cost $175,000
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.19%
Syndicate Members Goldman Sachs, JPMorgan, UBS Securities, BB&T Capital
Markets, Robert W Baird & C0, William Blair & Co
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/15/10
Issuer Ally Finance Inc. (ALLY 6.25% December 1, 2017 144A)
Cusip 02005NAC
Bonds 3,310,000
Offering Price $98.60
Spread 1.25%
Cost $3,263,726
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.71%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, JPMorgan, BNP Paribas, MFR Securities, RBC Capital Markets,
RBS Securities, Scotia Capital, Williams Capital Group
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/15/10
Issuer Dunkin Finance Corp (DUNKIN 9.625% December 1, 2018 144A)
Cusip 265516AA
Bonds 165,000
Offering Price $98.50
Spread 2.00%
Cost $162,525
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.71%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Goldman
Sachs, JPMorgan, Citigroup Global Markets, Credit Suisse Securities,
Deutsche Bank Securities, Morgan Stanley
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/17/10
Issuer Service Corporation International (SCI 7.00% May 15, 2019)
Cusip 817565BV
Bonds 1,655,000
Offering Price $100.00
Spread 2.25%
Cost $1,655,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 7.00%
Syndicate Members Bank America Merrill Lynch, JPMorgan, BB&T Capital
Markets, BBVA Securities, BOSC Inc, Davenport & Co, Raymond James, SunTrust
Robinson Humphrey, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/18/10
Issuer Wind Acquisition Finance S.A. (WINDIM 7.25% February 15, 2018
144A)
Cusip 97314XAF
Bonds 2,420,000
Offering Price $99.32
Spread 1.25%
Cost $2,403,617
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.96%
Syndicate Members Banca IMI, Bank America Merrill Lynch, Barclays Capital,
BNP Paribas, Citigroup Global Markets, Credit Suisse Securities, Credit
Agricole CIB, Deutsche Bank Securities, Goldman Sachs, JPMorgan, Morgan
Stanley, Natixis, RBS Securities, UBS Securities, UniCredit Capital Markets
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/19/10
Issuer PETCO Animal Supplies, Inc. (PETC 9.25% December 1, 2018 144A)
Cusip 716016AC
Bonds 180,000
Offering Price $100.00
Spread 2.00%
Cost $180,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.63%
Syndicate Members Bank America Merrill Lynch, Credit Suisse, Goldman Sachs,
JPMorgan, Morgan Stanley, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/4/10
Issuer CBS Corporation (CBS 4.30% February 15, 2021)
Cusip 124857AE
Bonds 5,000,000
Offering Price $99.732
Spread 0.45%
Cost $4,986,600
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.33%
Syndicate Members Citigroup Global Markets, Credit Suisee, Goldman Sachs,
JPMorgan, Morgan Stanley, Wells Fargo, BNY Mellon, Deutsche Bank
Securities, Lloyds TSB Bank, Mizuho Securities, RBS Securities, Scotia
Capital, SG Americas, SMBC Capital Markets, US Bancorp
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/5/10
Issuer Davita Inc. (DVA 6.375% November 1, 2018)
Cusip 23918KAL
Bonds 465,000
Offering Price $100.00
Spread 1.63%
Cost $465,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.01%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit
Suisse Securities, Goldman Sachs, JPMorgan, Wells Fargo, Credit Agricole,
Mitsubishi UFJ Securities, RBC Capital Markets, Scotia Capital, SunTrust
Robinson Humphrey
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/5/10
Issuer Davita Inc. (DVA 6.625% November 1, 2020)
Cusip 23918KAM
Bonds 465,000
Offering Price $100.00
Spread 1.63%
Cost $465,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.01%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit
Suisse Securities, Goldman Sachs, JPMorgan, Wells Fargo, Credit Agricole,
Mitsubishi UFJ Securities, RBC Capital Markets, Scotia Capital, SunTrust
Robinson Humphrey
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/7/10
Issuer Michaels Stores Inc. (MIK 7.75% November 1, 2018 144A)
Cusip 594087AQ
Bonds 2,750,000
Offering Price $99.262
Spread 1.75%
Cost $2,729,705
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.31%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Credit
Suisse, Deutsche Bank, JPMorgan, Wells fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/13/10
Issuer Manitowoc Company Inc. (MTW 8.50% November 1, 2020)
Cusip 563571AH
Bonds 2,770,000
Offering Price $99.165
Spread 1.75%
Cost $2,746,871
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.57%
Syndicate Members Bank America Merrill Lynch, Deutsche bank Securities,
JPMorgan, BNP Paribas, Credit Agricole, Credit Suisse, Mizuho Securities,
Morgan Stanley, Natixis Bleichroeder, Rabo Securities, Scotia Capital, SG
Americas, SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/18/10
Issuer Calpine Corporation (CPN 7.50% February 15, 2021 144A)
Cusip 131347BW
Bonds 2,440,000
Offering Price $100.00
Spread 1.50%
Cost $2,440,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.60%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital,
Citigroup Global Markets, Credit Suisse Securities, Deutsche Bank
Securities, Goldman Sachs, JPMorgan, Morgan Stanley, RBC Capital, UBS
Securities, ING Americas, Mitsubishi UFJ Financial, RBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/25/10
Issuer MGM Resorts International (MGM 10.00% November 1, 2016 144A)
Cusip 55303QAB
Bonds 1,500,000
Offering Price $98.897
Spread 1.50%
Cost $1,483,455
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.00%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, BNP
Paribas, RBS Securities, Citigroup Global Markets, Commerzbank, Daiwa
Capital Markets, Deutsche Bank, JPMorgan, Morgan Stanley, Scotia Capital,
UBS Securities, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/27/10
Issuer Berry Petroleum Company (BRY 6.75% November 1, 2020)
Cusip 085789AE
Bonds 855,000
Offering Price $100.00
Spread 2.00%
Cost $855,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.28%
Syndicate Members BNP Paribas, JPMorgan, RBS Securities, SG Americas, Wells
Fargo, BBVA Securities, BMO Capital Markets, Citigroup Global Markets,
Credit Agricole Securities, Credit Suisse Securities, Key Banc Capital
Markets, Lloyds TSB, Mitsubishi UFJ Securities, Morgan Keegan, Natixis
Bleicheroeder, RBC Capital, Scotia Capital, US Bancorp
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/27/10
Issuer Hexion US Finance Corp. and Hexion Nova Scotia Finance, ULC
("Momentive") (HXN 9.00% November 15, 2020 14A)
Cusip 428303AK
Bonds 185,000
Offering Price $100.00
Spread 1.94%
Cost $185,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.99%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, UBS
Securities, BMO Capital
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 10/27/10
Issuer Momentive Performance Materials Inc. (MOMENT 9.00% January 15,
2021 144A)
Cusip 60877UAU
Bonds 185,000
Offering Price $100.00
Spread 1.94%
Cost $185,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.16%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
Credit Suisee, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, UBS
Investmet Bank, BMO Capital Markets
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/10/10
Issuer Berry Plastics Corporation (BERRY 9.75% January 15, 2021 144A)
Cusip 085790AV
Bonds 6,600,000
Offering Price $100.00
Spread 1.75%
Cost $6,600,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.41%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit
Suisse Securities, Goldman Sachs, Citigroup Global Markets, Deutsche bank
Securities, JPMorgan, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/17/10
Issuer Genworth Financial Inc. (GNW 7.20% February 15, 2021)
Cusip 37247DAN
Bonds 2,500,000
Offering Price $99.66
Spread 0.65%
Cost $2,491,475
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.47%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Citigroup Global
Markets, Deutsche Bank Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 11/18/10
Issuer Wind Acquisition Finance S.A. (WINDIM 7.25% February 15, 2018
144A)
Cusip 97314XAF
Bonds 10,800,000
Offering Price $99.32
Spread 1.25%
Cost $10,726,884
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.96%
Syndicate Members Banca IMI, Bank America Merrill Lynch, Barclays Capital,
BNP Paribas, Citigroup Global Markets, Credit Suisse Securities, Credit
Agricole CIB, Deutsche Bank Securities, Goldman Sachs, JPMorgan, Morgan
Stanley, Natixis, RBS Securities, UBS Securities, UniCredit Capital Markets
Fund JPMorgan Tax Aware High Income Fund
Trade Date 10/28/10
Issuer Indiana Housing and Development (4.500%, June 1, 2028)
Cusip 45506ABL
Bonds 100000
Offering Price 107.658
Spread 0.63%
Cost $107,658
Dealer Executing Trade RBC Capital Markets
% of Offering  purchased by firm 6.25%
Syndicate Members RBC Capital, BofA Merrill, JPMorgan, Morgan Stanley, City
Securities, Edward Jones, Duncan Williams, Inc.,Mesirow Financial, Inc.
Fund JPMorgan Total Return Fund
Trade Date 10/20/10
Issuer UnitedHealth Group Inc. (UNH 5.70% October 15, 2040)
Cusip 91324PBN
Bonds 210,000
Offering Price $99.362
Spread 0.88%
Cost $208,660
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.30%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
JPMorgan, Bank of New York, Barclays Capital, BB&T Capital Markets, BNY
Mellon, Credit Suisse Securities, Goldman Sachs, Morgan Stanlry, RBS
Securities, UBS Securities, US Bancorp, Wells Fargo
Fund JPMorgan Credit Opportunities Fund
Trade Date 1/19/11
Issuer HCP Inc. (HCP 3.75% February 1, 2016)
Cusip 40414LAC
Bonds 60,000
Offering Price $99.601
Spread 0.60%
Cost $59,761
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 0.99%
Syndicate Members Citigroup Global Markets, JPMorgan Securities, Bank of
America Merrill Lynch, UBS Securities, Wells Fargo, Barclays Capital,
Credit Agricole, Credit Suisse, Deutsche Bank, Goldman Sachs, Morgan
Stanley, BNY Mellon Capital Markets, KeyBanc Capital Markets, Moelis & Co,
PNC Capital, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey, US
Bancorp
Fund JPMorgan Credit Opportunities Fund
Trade Date 1/20/11
Issuer Speedway Motorsports Inc. (TRK 6.75% February 1, 2019 144A)
Cusip 847788AP
Bonds 50,000
Offering Price $100.000
Spread 1.95%
Cost $50,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.20%
Syndicate Members JPMorgan, Bank of America Merrill Lynch, SunTrust
Robinson Humphrey, Wells Fargo, Morgan Keegan & Co, RBC Capital, US Bancorp
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 1/4/11
Issuer Cemex S.A.B. de C.V. (CEMEX 9.00% January 11, 2018 144A)
Cusip 151290AW
Bonds 1,430,000
Offering Price $99.364
Spread 0.68%
Cost $1,420,905
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.94%
Syndicate Members Bank of America Merrill Lynch, BBVA Securities, BNP
Paribas, Citigroup Global Markets, HSBC Securities, JPMorgan, RBS
Securities, Santander Central Hispano, Barclays Capital, ING Capital,
Lazard Capital Markets
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 1/12/11
Issuer Cencosud S.A. (BCENC 5.50% January 20, 2021 144A)
Cusip 15132HAA
Bonds 2,400,000
Offering Price $98.783
Spread 0.24%
Cost $2,370,792
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.32%
Syndicate Members Deutsche Bank Securities, JPMorgan, Santander Investment
Securities
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 2/14/11
Issuer BRT Escrow Corp SPA (INVALS 8.00% August 18, 2018 144A)
Cusip 05572UAA
Bonds 2,270,000
Offering Price $100.000
Spread 1.45%
Cost $2,270,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.49%
Syndicate Members Bank America Merrill Lynch, JPMorgan
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 2/16/11
Issuer Country Garden Holdings Company Limited (COGARD 11.125%
February 23, 2018 144A)
Cusip 22234XAE
Bonds 1,030,000
Offering Price $99.405
Spread 2.00%
Cost $1,023,872
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.11%
Syndicate Members Deutsche Bank Securities, Goldman Sachs, JPMorgan
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 2/24/11
Issuer Russia Foreign Bond (RUSSIA 7.85% March 10, 2018 144A)
Cusip 783064AN
Bonds 65,000,000
Offering Price $100.000
Spread 0.05%
Cost $65,000,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.69%
Syndicate Members Deutsche Bank Securities, HSBC Securities, JPMorgan,
Renaissance Capital Group, VTB Capital
Fund JPMorgan Inflation Managed Bond Fund
Trade Date 2/1/11
Issuer Johnson Controls Inc. (JCI 4.25% March 1, 2021)
Cusip 478366AX
Bonds 535,000
Offering Price $99.276
Spread 0.65%
Cost $531,127
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.74%
Syndicate Members Citigroup Global Markets, Goldman Sachs, JPMorgan, Bank
America Merrill Lynch, US Bancorp, Banca IMI, Barclays Capital, BBVA
Securities, Commerz Markets, Credit Agricole Securities, Danske Markets,
ING Financial Markets, Mitsubishi UFJ Securities, RBS Securities, Standard
Charted Bank, TD Securities, Unicredit Capital Markets, Wells Fargo
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 2/14/11
Issuer New Jersey Schools (5.000%, Spetember 1, 2021)
Cusip 645918B7
Bonds 2,500,000
Offering Price $100.00
Spread 0.50%
Cost $2,500,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.50%
Syndicate Members BofA/Merrill, Barclays, BB&T, Piper Jaffray, Roosevelt
Cross, JPMorgan, Duncan, Jacson, PNC Cap, Stone & Youngberg, TD Securities,
Morgan Stanely, Janney Montgomery, Raymond James, Wells Fargo
Fund JPMorgan Managed Income Fund
Trade Date 1/4/11
Issuer General Electric Capital Corporation (GE FRN January 7, 2013)
Cusip 36962G4V
Bonds 200,000
Offering Price $100.000
Spread 0.15%
Cost $200,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.42%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan,
Bank America Merrill Lynch, Morgan Stanley, Aladdin Capital, CastleOak
Securities, Samuel Ramirez & Co, Williams Capital Group
Fund JPMorgan Managed Income Fund
Trade Date 1/25/11
Issuer Ford Credit Auto Owner Trust 2011-A A-2 (FORDO 2011-A A2 0.62%
July 15, 2013)
Cusip 34529PAB
Bonds 350,000
Offering Price $99.991
Spread 0.20%
Cost $349,968
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.55%
Syndicate Members JPMorgan, Barclays Capital, Citigroup Global Markets,
Goldman Sachs, HSBC Securities
Fund JPMorgan Managed Income Fund
Trade Date 1/26/11
Issuer AmeriCredit Automobile Receivables 2011-1 A2 (AMCAR 2011-1 A2
0.84% June 9, 2014)
Cusip 03064MAB
Bonds 250,000
Offering Price $99.996
Spread 0.25%
Cost $249,989
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 6.62%
Syndicate Members Barclays Capital, Credit Suisse Securities, Deutsche Bank
Securities, JPMorgan
Fund JPMorgan Managed Income Fund
Trade Date 2/15/11
Issuer Federal Home Loan Bank (FHLB 0.50% March 16, 2012)
Cusip 313372RM
Bonds 1,500,000
Offering Price $100.000
Spread no fee
Cost $1,500,000
Dealer Executing Trade BNP Paribas Securities
% of Offering  purchased by firm 2.20%
Syndicate Members BNP Paribas, Citigroup Global Markets, Deutsche Bank
Securities, JPMorgan
Fund JPMorgan Managed Income Fund
Trade Date 2/22/11
Issuer Mercedes-Benz Auto Lease Trust 2011-1A A2(MBALT 2011-1A A2
0.79% April 15, 2013 144A)
Cusip 587681AB
Bonds 2,000,000
Offering Price $99.998
Spread 0.24%
Cost $1,999,966
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 18.55%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Credit Agricole
CIB, HSBC Securities
Fund JPMorgan Multi Sector Income Fund
Trade Date 1/19/11
Issuer HCP Inc. (HCP 5.375% February 1, 2021)
Cusip 40414LAD
Bonds 250,000
Offering Price $99.479
Spread 0.65%
Cost $248,698
Dealer Executing Trade UBS Securities LLC
% of Offering  purchased by firm 1.37%
Syndicate Members Citigroup Global Markets, JPMorgan Securities, Bank of
America Merrill Lynch, UBS Securities, Wells Fargo, Barclays Capital,
Credit Agricole, Credit Suisse, Deutsche Bank, Goldman Sachs, Morgan
Stanley, BNY Mellon Capital Markets, KeyBanc Capital Markets, Moelis & Co,
PNC Capital, RBS Securities, Scotia Capital, SunTrust Robinson Humphrey, US
Bancorp
Fund JPMorgan Multi-Sector Income Fund
Trade Date 1/4/11
Issuer Enterprise Products (EPD 3.2% February 1, 2016)
Cusip 29379VAS
Bonds 280,000.00
Offering Price $99.901
Spread 0.60%
Cost $279,723
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.35%
Syndicate Members BNP Paribas, Deutshce Bank Securities, DNB Nor Markets,
JPMorgan, RBS Securities, Scotia Capital, Barclays Capital, BBVA
Securities, ING Financial, Mizuho Securities, Morgan Stanley, Natixis
Securities, RBC Capital Markets, SG Americas Securities, SunTrust Robinson
Humphrey, UBS Securities, US Bancorp, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 12/2/10
Issuer International Lease Finance Corporation (AIG 8.25% December 15,
2020)
Cusip 459745GF
Bonds 1,685,000
Offering Price $99.160
Spread 1.50%
Cost $1,670,846
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.22%
Syndicate Members Barclays Capital, Deutsche Bank Securities, JPMorgan, UBS
Securities, RBC Capital Markets, Wells Fargo Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 12/6/10
Issuer Bumble Bee Acquisition Corp. (BUMBLB 9.00% December 15, 2017
144A)
Cusip 120462AA
Bonds 40,000
Offering Price $100.000
Spread 2.50%
Cost $40,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.16%
Syndicate Members Barclays Capital, Jefferies & Co, JPMorgan, Wells Fargo
Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 12/10/10
Issuer Novelis Inc. (HNDLIN 8.375% December 15, 2017 144A)
Cusip 67000XAG
Bonds 2,625,000
Offering Price $100.000
Spread 1.75%
Cost $2,625,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.57%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
JPMorgan, RBS Securities, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 12/10/10
Issuer Novelis Inc. (HNDLIN 8.75% December 15, 2020 144A)
Cusip 67000XAH
Bonds 3,505,000
Offering Price $100.000
Spread 1.75%
Cost $3,505,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.45%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
JPMorgan, RBS Securities, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 1/4/11
Issuer CCO Holdings LLC. (CTHR 7.00% January 15, 2019 144A)
Cusip 1248EPAS
Bonds 1,590,000
Offering Price $99.246
Spread 1.45%
Cost $1,578,011
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.65%
Syndicate Members Deutsche Bank Securities, Citigroup Global Markets,
Credit Suisse Securities, Merrill Lynch Pierce Fenner Smith, UBS
Securities, Credit Agricole Securities, Goldman sachs, JPMorgan, Morgan
Stanley, RBC Capital Markets, US Bancorp
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 1/11/11
Issuer Commscope Inc. (CTV 8.25% January 15, 2019 144A)
Cusip 203372AH
Bonds 340,000
Offering Price $100.000
Spread 2.50%
Cost $340,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.51%
Syndicate Members JPMorgan, Deutchse Bank, Mizuho Securities, RBC Capital,
Gleacher & Co
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 1/11/11
Issuer Commscope Inc. (CTV 8.25% January 15, 2019 144A)
Cusip 203372AH
Bonds 340,000
Offering Price $100.000
Spread 2.50%
Cost $340,000
Dealer Executing Trade Gleacher & Company Securities
% of Offering  purchased by firm 0.51%
Syndicate Members JPMorgan, Deutchse Bank, Mizuho Securities, RBC Capital,
Gleacher & Co
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 1/13/11
Issuer RSC Equipment Rental (RRR 8.25% February 1, 2021 144A)
Cusip 78108AAD
Bonds 1,340,000
Offering Price $100.000
Spread 2.00%
Cost $1,340,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.72%
Syndicate Members Deutsche Bank Securities, Bank of America Merrill Lynch,
Barclays Capital, Goldman Sachs, JPMorgan, Wells Fargo, SunTrust Robinson
Humphrey
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 1/19/11
Issuer CCO Holdings LLC (CTHR 7.00% January 15, 2019 144A)
Cusip 1248EPAT
Bonds 1,260,000
Offering Price $99.500
Spread 1.45%
Cost $1,253,700
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.41%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
Credit Suisse, Deutsche Bank Securities, UBS Securities, Credit Agricole
Securities, Goldman Sachs, JPMorgan, Morgan Stanley, RBC Capital Markets,
US Bancorp
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 1/19/11
Issuer Inergy, L.P. (NRGY 6.875% August 1, 2021 144A)
Cusip 45661TAK
Bonds 4,240,000
Offering Price $100.000
Spread 1.75%
Cost $4,240,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.39%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Credit
Suisse, JPMorgan, Morgan Stanley, Citigroup Global Markets, Raymond James,
SunTrust Robinson Humphrey, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 1/25/11
Issuer Hertz Corporation (HTZ 6.75% April 15, 2019 144A)
Cusip 428040CH
Bonds 2,485,000
Offering Price $100.000
Spread 1.88%
Cost $2,485,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.08%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit
Agricole Securities, Deutsche bank Securities, JPMorgan, Bank of America
Merrill Lynch, Wells fargo, BNP Paribas, Natixis Securities, RBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 1/26/11
Issuer Casella Waste Systems, Inc. (CWST 7.75% February 15, 2019 144A)
Cusip 147448AF
Bonds 150,000
Offering Price $100.000
Spread 2.00%
Cost $150,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.62%
Syndicate Members Credit Agricole Securities, JPMorgan, Bank of America
Merrill Lynch, Comerica Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 1/31/11
Issuer SM Energy Company (SM 6.625% February 15, 2019 144A)
Cusip 78454LAA
Bonds 795,000
Offering Price $100.000
Spread 2.25%
Cost $795,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.94%
Syndicate Members Bank of America Merrill Lynch, Wells Fargo, BBVA
Securities, Comerica Securities, JPMorgan, BOSC Inc, Capital One
Southcoast, KeyBanc Capital, Lloyds TSB Bank, RBC Capital, US Bancorp
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 2/1/11
Issuer Blue Merger Sub Inc (DLM 7.625% February 15, 2019 144A)
Cusip 095699AA
Bonds 1,165,000
Offering Price $100.000
Spread 2.50%
Cost $1,165,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.95%
Syndicate Members Barclays Capital, JPMorgan, Bank America Merrill Lynch,
Morgan Stanley, KKR Capital Markets, Deutsche Bank Securities, Goldman
Sachs, Mizuhi Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 2/1/11
Issuer The Geo Group Inc (GEO 6.625% February 15, 2021 144A)
Cusip 36159RAD
Bonds 1,740,000
Offering Price $100.000
Spread 2.25%
Cost $1,740,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.43%
Syndicate Members Wells Fargo, Bank America Merrill Lynch, Barclays
Capital, JPMorgan, SunTrust Robinson Humphrey, BBVA Securities, BNP
Paribas, Fifth Third Bank, HSBC Securities, Morgan Keegan, Sunrise
Securities, TD Securities, US Bank
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 2/4/11
Issuer Aleris International Inc. (ALERIS 7.625% February 15, 2018
144A)
Cusip 014477AL
Bonds 715,000
Offering Price $100.000
Spread 2.00%
Cost $715,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.52%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Deutsche
Bank Securities, JPMorgan, UBS Securities, KeyBanc Capital Markets, Moelis
& Co
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 2/4/11
Issuer Towergate Finance plc (TOWLN 10.50% February 15, 2019 144A)
Cusip B624ZR3
Bonds 1,500,000
Offering Price $100.000
Spread 2.00%
Cost $1,500,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.86%
Syndicate Members Credit Suisse Securities, Goldman Sachs, JPMorgan, Lloyds
Bank
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 2/4/11
Issuer Towergate Finance plc (TOWLN 8.50% February 15, 2018 144A)
Cusip B67LKW9
Bonds 1,000,000
Offering Price $100.000
Spread 2.00%
Cost $1,000,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.87%
Syndicate Members Credit Suisse Securities, Goldman Sachs, JPMorgan, Lloyds
Bank
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 2/7/11
Issuer UPCB Finance III Limited (LBTYA 6.625% July 1, 2020 144A)
Cusip 903202AA
Bonds 4,790,000
Offering Price $100.000
Spread syndicate paid a flat fee
Cost $4,790,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.96%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Credit Suisse Securities, Deutsche Bank Securities, JPMorgan, RBS
Securities, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 2/8/11
Issuer Avaya Inc. (AV 7.00% April 1, 2019 144A)
Cusip 053499AG
Bonds 3,340,000
Offering Price $100.000
Spread 2.00%
Cost $3,340,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.70%
Syndicate Members Citigroup Global Markets, Goldman Sachs, JPMorgan, Morgan
Stanley, UBS Securities, Barclays Capital, Deutsche Bank, HSBC Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 2/17/11
Issuer Claire's Escrow Corporation (CLE 8.875% March 15, 2019 144A)
Cusip 179583AA
Bonds 1,635,000
Offering Price $100.000
Spread 2.00%
Cost $1,635,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 7.07%
Syndicate Members Credit Suisse Securities, Goldman Sachs, JPMorgan, Morgan
Joseph TriArtisan Group
Fund JPMorgan Tax Aware High Income Fund
Trade Date 2/10/11
Issuer Texas Housing (5.000%, July 1, 2029)
Cusip 882750LZ
Bonds 250,000
Offering Price $106.427
Spread 0.63%
Cost $266,068
Dealer Executing Trade Morgan Keegan & Company Inc.
% of Offering  purchased by firm 1.51%
Syndicate Members Morgan Keegan, Baum, Fidelity, FirstSouth, JPMorgan,
Morgan Stanley, Piper Jaffray
Fund JPMorgan Tax Aware High Income Fund
Trade Date 2/11/11
Issuer Memphis Airport (5.75%, July 1, 2020)
Cusip 586111LK
Bonds 200,000
Offering Price $104.693
Spread 0.50%
Cost $209,386
Dealer Executing Trade Morgan Keegan & Company Inc.
% of Offering  purchased by firm 1.67%
Syndicate Members Morgan Keegan, Cabrera, JPMorgan, Duncan Williams